THIRD QUARTER 2019 INVESTOR CONFERENCE CALL November 12, 2019

SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1 1

Q3 2019 HIGHLIGHTS TOP LINE GROWTH PERSONAL LINES BOOK VALUE OF IN SPECIALTY GROWTH IN $4.74 PER SHARE COMMERCIAL LINES PROFITABLE PROGRAMS (does not include $1.35 of DTA) Focus on profitable premium Low-value dwelling Achieving rate increases products and performance Adjusted Total Book Value: across many lines align with Company targets $6.09 per share SEE RUNWAY FOR PROFITABLE TOP LINE GROWTH 2

BUSINESS MIX • Progress to Date:  Writing Specialty Commercial Lines GROSS WRITTEN PREMIUM FOR Q3 2019  Achieving rate increases wherever possible Personal Lines  Infrastructure in place to handle anticipated 8% growth  Reducing exposure to underperforming markets (example: exiting select Florida commercial lines)  Expense management on-going Low-Value Dwelling • Runway to grow in current niche markets 6.1% Wind-Exposed • GWP up 2% in Q3 2019 1.5% • For the three months ended September 30, 2019, Commercial Lines current accident year Small Business combined ratio was 95.6%, and 97.5% for the 43.0% nine-month period Hospitality 49.4% OUR FOCUS: GENERATE A CONSISTENT UNDERWRITING PROFIT Commercial Lines 92% 3

Q3 2019 RESULTS OVERVIEW: REFLECTS DISCIPLINED GROWTH Gross Written Premium: GROSS WRITTEN PREMIUM • GWP was $27.1M in Q3 2019  Commercial Lines GWP increased approximately $30 2% Increase 6% sequentially over Q2 2019 $27.1M $26.6M • Small Business segment performed well ILLIONS M $1.8 $2.1 in the period $25 • Commercial Lines accident year combined ratio was 95.6% for the three months • Commercial Lines AY combined ratio for the nine months ended September 30, 2019 was $20 97.5%  Personal Lines GWP increased 13% over Q3 2018, in historically profitable business lines $15  Florida homeowners premium was down 51% from Q3 2018 $24.8 $25.0 • Overall GWP increase of 2% from Q3 2018 $10 Net Earned Premium: • NEP was $22.8M in Q3 2019, down from $23.5M $5 in Q3 2018  Commercial Lines NEP saw a slight increase to $21.4M for Q3 2019, up from $21.3M in Q3 2018 $0  Personal Lines NEP decreased $844K or 39% Q3 2018 Q3 2019 from Q3 2018 Commercial Lines Personal Lines 4 4

COMMERCIAL LINES OVERVIEW GROSS WRITTEN PREMIUM 1% Increase $24.8M $25.0M $25 ILLIONS M $20 $9.4 YTD September 30, 2019 Gross Written Premium $11.6 Top Five States $ in thousands Michigan $ 13,824 19.5% $15 Florida 13,047 18.4% California 5,638 7.9% New York 5,605 7.9% $10 Pennsylvania 4,183 5.9% All Other 28,764 40.4% $15.4 Total $ 71,061 100.0% $13.4 $5 • Commercial Lines represented roughly 92% of the premium written in Q3 2019 • Commercial Lines gross written premium increased $0 approximately 6% sequentially vs. Q2 2019 Q3 2018 Q3 2019 • Michigan state premium increasing as Florida exposure decreases Hospitality Small Business • Conifer continues to write Commercial Lines in all 50 states 5 5

PERSONAL LINES OVERVIEW GROSS WRITTEN PREMIUM 11% $2.1M Increase $2 ILLIONS M $1.8M $2 YTD September 30, 2019 Gross Written Premium Top Five States $ in thousands Texas $ 1,862 34.5% $1.7 $1.4 Indiana 1,491 27.6% $1 Florida 824 15.3% Nevada 566 10.5% Illinois 411 7.6% All Other 248 4.5% $1 Total $ 5,401 100.0% $0.4 $0.4 • Personal Lines production was approximately 8% of total premium in Q3 2019 $0 • Growth in low-value dwelling segment with Texas as largest state Q3 2018 Q3 2019 • Continuing efforts to reduce wind exposure overall Wind-Exposed Low-Value Dwelling • Our CAT modeled exposure was down 92% (per AIR model) as of 6/1/2019 6 6

RESULTS OVERVIEW: COMBINED RATIO • Continued focus on disciplined underwriting driving overall combined ratio improvement  Commercial Lines combined ratio was 106.3% in Q3 2019 (AY combined ratio of 95.6%) • 92% of total premiums in Q3 2019 were from core commercial business • Expecting continued growth in both hospitality and small business programs in 2019 • Continuing to reduce Florida Commercial lines exposure as well – especially in the tri-country area 900 basis point 118.2% improvement 109.2% 70.4% 64.9% Loss Ratio Expense Ratio 47.8% 44.3% Q3 2018 Q3 2019 7

RESULTS OVERVIEW: LOSS RATIO • For Q3 2019, the consolidated loss ratio was 64.9%, down 5.5 percentage points from Q3 2018  Commercial Lines loss ratio was 62.8%  Personal Lines loss ratio was 97.9%, a significant sequential decrease from 147.8% in Q2 2019 • Ongoing trend of shifting away from wind-exposed Personal Lines premium • Continued focus on disciplined growth in solidly performing core lines of business 550 basis point improvement 70.4% 64.9% Q3 2018 Q3 2019 8

RESULTS OVERVIEW: EXPENSE RATIO • Ongoing efforts to reduce expense ratio and continued expense management • NEP was down in the quarter (as a result of Personal Lines reduction), but Expense Ratio still saw small improvement • Expense Ratio dropped in Q3 2019 to 44.3% • 350 basis point improvement from Q3 2018 350 basis point improvement 47.8% 44.3% Q3 2018 Q3 2019 9

Q3 2019 INVESTMENT PORTFOLIO • Net Investment Income for Q3 2019: $1.2M  53.9% increase over Q3 2018 DEBT SECURITY PORTFOLIO ALLOCATION • Highly liquid portfolio of investment grade debt securities CMBS CMO / RMBS 3.3% • Total cash & investment securities of $167M 3.6% at September 30, 2019: U.S.  Average duration: 3 years Government  Average tax-equivalent yield: ~2.8% Obligations 11.1%  Average credit quality: AA MBS State & Local 24.0% Governments 11.7% DEBT SECURITY PORTFOLIO CREDIT RATING $ in thousands September 30, 2019 Fair Value % of Total AAA $ 31,426 25% Corporate Debt 30.3% AA 55,310 44% ABS A 18,856 15% 16.1% BBB 20,112 16% TOTAL DEBT $ 125,704 100% SECURITIES 10

FINANCIAL RESULTS: Q3 2019 INCOME STATEMENT • Company reported net loss of $1.2 million or $0.13 per share for Q3 2019 • For Q3 2019, adjusted operating loss was $1.9 million, or $0.18 per share Three Months Ended September 30, ($ in thousands, except per share data) 2019 2018 Gross Written Premium $ 27,077 $ 26,629 Net Written Premium 23,806 22,846 Net Earned Premium 22,775 23,450 Net Income (Loss) (1,230) (3,551) EPS, Basic and Diluted $ (0.13) $ (0.42) Adjusted Operating Income (Loss) (1,854) (1,160) Adjusted Operating Income (Loss) per share $ (0.18) $ (0.14) 11 11

FINANCIAL RESULTS: CONSOLIDATED BALANCE SHEET • Shareholders’ equity of $45.5 million – book value of $4.74 a share • $1.35 per share full valuation allowance against deferred tax assets not reflected in book value • Total adjusted book value of $6.09 as of quarter ended September 30, 2019 SUMMARY BALANCE SHEET September 30, 2019 December 31, 2018 $ in thousands Cash & Invested Assets $ 167,066 $ 150,894 Reinsurance Recoverables 24,521 34,745 Goodwill and Intangible Assets 985 985 Total Assets $ 238,490 $ 232,752 Unpaid Losses and Loss Adjustment Expenses 97,337 92,807 Unearned Premiums 52,721 52,852 Debt 33,743 33,502 Total Liabilities $ 193,008 $ 190,589 Total Shareholders' Equity $ 45,482 $ 42,163 12

SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT OPERATING RESULTS Three Months Ended September 30, $ in thousands, except per share data 2019 2018 Gross Written Premiums $ 27,077 $ 26,629 Ceded Written Premiums (3,271) (3,783) Net Written Premiums 23,806 22,846 Net Earned Premiums 22,775 23,450 Net Investment Income 1,210 786 Net Realized Investment Gains 390 (21) Change in Fair Value of Equity Securities (1,065) 151 Other Income 564 405 Total Revenue 23,874 24,771 Losses and Loss Adjustment Expenses, Net 14,857 16,554 Policy Acquisition Costs 6,153 6,452 Operating Expenses 4,297 4,786 Interest Expense 720 598 Total Expenses 26,027 28,390 Income (Loss) before Equity Earnings and Income Taxes (2,153) (3,619) Equity Earnings of Affiliates, Net of Tax 121 93 Income Tax (Benefit) Expense (802) 25 Net Income (Loss) (1,230) (3,551) Earnings (Loss) per Common Share, Basic and Diluted (0.13) (0.42) Weighted Average Common Shares Outstanding, Basic and Diluted 9,543,535 8,553,613 14 14

ADJUSTED OPERATING EPS Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 (dollar in thousands, except share and per share amounts) Net income (loss) $ (1,230) $ (3,551) $ (4,794) $ (4,451) Less: Net realized investment gains (losses), net of tax 390 (21) 1,124 152 Tax effect of unrealized gains on investments 818 - 818 - Change in fair value of equity securities, net of tax (1,065) 151 (715) (116) Net decrease (increase) in deferred gain on losses ceded to ADC, net of tax 481 (2,521) 5,677 (4,933) Adjusted operating income (loss) $ (1,854) $ (1,160) $ (11,698) $ 446 Weighted average common shares, diluted 9,543,535 8,553,613 8,640,409 8,531,545 Diluted income (loss) per common share: Net income (loss) $ (0.13) $ (0.42) $ (0.55) $ (0.52) Less: Net realized gains (losses) and other gains, net of tax 0.04 - 0.13 0.02 Tax effect of unrealized gains on investments 0.09 - 0.09 - Change in fair value of equity securities, net of tax (0.12) 0.01 (0.08) (0.01) Net decrease (increase) in deferred gain on losses ceded to ADC, net of tax 0.04 (0.29) 0.66 (0.58) Adjusted operating income (loss), per share $ (0.18) $ (0.14) $ (1.35) $ 0.05 Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculatingthismeasuremaydifferfromthatusedby other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. 15